UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2025
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in further detail below, on April 1, 2025, Johnson Controls International plc (the “Company”) reorganized into three reporting segments. In connection with this reorganization, and effective April 1, Lei Schiltz, the Company’s Vice President and President, Global Products, has assumed the new role of Vice President and President, Global Products & Solutions, leading the Company’s Products & Solutions functional organization.

Item 7.01    Regulation FD Disclosure.

On April 1, the Company, as part of ongoing initiatives to drive simplification, accelerate growth, better reflect its organizational and operational structure and align with the manner in which the Company's chief operating decision maker assesses performance and makes decisions regarding the allocation of resources following portfolio simplification actions, realigned its organizational structure into three reporting segments (Americas, EMEA and APAC) from four reporting segments (Global Products, Building Solutions North America, Building Solutions EMEALA and Building Solutions APAC). The Company will begin reporting under this segment structure when it reports its quarterly results for the fiscal third quarter ended June 30, 2025. The Company will provide more detail regarding the segment reporting changes during its upcoming fiscal second quarter earnings presentation. The Company intends to provide recast unaudited historical financial information reflecting the new segment structure in advance of its second quarter earnings presentation for informational purposes and to assist investors in making comparisons of the Company's historical financial information with financial information to be made available in future periods.

As part of the segment reporting changes, the Company’s field sales, field operations and regional support functions (direct) and product sales (indirect) channels now report through three regional reporting segments:
•Americas, which operates in United States, Canada and Latin America, led by Nate Manning, Vice President and President, Americas
•EMEA, which operates in Europe, the Middle East, Africa, led by Richard Lek, Vice President and President, EMEA.
•APAC, which operates in Asia Pacific, led by Anu Rathninde, Vice President and President, APAC.
The three regional segments are now supported by two global functional organizations:
•Global Products & Solutions led by Lei Schlitz, Vice President and President, Global Products & Solutions. The Products & Solutions organization accelerates the Company’s building lifecycle strategy by designing and producing world-class products and solutions.
•Global Commercial & Field Operations led by Julie Brandt, Vice President and President, Global Commercial & Field Operations. The Global Commercial & Field Operations organization drives field and commercial excellence to enhance growth and efficiency, while intensifying focus on customer experience.
The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: April 2, 2025	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary